Exhibit 99.2
November 3, 2009 Dana Holding Corporation Third Quarter 2009 Earnings Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Lillian Etzkorn Senior Director - Investor Relations Welcome John Devine Executive Chairman Update on Key Issues Jim Sweetnam and Initiatives President & CEO Quarterly Financial Jim Yost and Market Review Chief Financial Officer Jacqueline Dedo Senior Vice President - Strategy and Business Development Q&A Session All

Third Quarter Summary Raised $250 million in new equity Strong liquidity and strengthened balance sheet following offering Continued improvement in EBITDA and Revenue Continued progress on right-sizing operations, cost reductions, and pricing Strong positive free cash flow Achieved third quarter financial covenants even without debt buy-back related to equity issuance More to do but well positioned for the future

Third Quarter Business Highlights Revenue increased sequentially across most markets Global industry outlook: Light vehicle market appears to be improving Commercial vehicle market has stabilized - slight improvement expected Off-Highway market expected to flatten Generating new business in all three product segments Secured profitable new business, including significant replacement business, during the third quarter Continue to pursue and win new profitable business while aggressively resizing the business

Future Focus Continue operational improvements and restructuring Manufacturing footprint, supply chain Reduce complexity in the product and supply chain Focus Dana on growing profitably Reinvigorate product portfolios Pursue attractive business opportunities, primarily in Asia Pacific Seek geographic growth opportunities Continue to improve profits and maintain strong balance sheet

Quarterly Financial Review

Financial Summary ($ in Millions) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q3 2009 Sales $ 1,329 $ (600) $ 139 EBITDA 101 54 7 Net Income attributable to Dana (38) 218 (38) Capital Spend (20) 52 4 Free Cash Flow 145 296 72 Actual vs. Q2 2009 vs. Q3 2008

2008 2009 Volume/Mix Pricing Currency 1929 1329 -594 45 -51 ($600) Change in Sales (Q3 2009 vs. Q3 2008, $ in Millions)

2008 2009 Volume/Mix Currency Pricing Cost Saving/ Other 47 101 -113 2 45 120 Change in EBITDA (Q3 2009 vs. Q3 2008, $ in Millions) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $54 Conversion Cost $73 Material 28 SG&A/Other 11 Warranty 8

Change in EBITDA (Q3 2009 vs. Q2 2009, $ in Millions) Q2 Q3 Volume/Mix Currency Pricing Cost Saving/ Other 94 101 27 2 -15 -7 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $7 Conversion Cost $ 26 Material 5 SG&A/Other 1 Warranty (5) One-time Items (34) Margin $ 7 Material Recovery (8) Q2 Lump Sum (14)

Change in EBITDA (YTD 2009 vs. 2008, $ in Millions) 2008 2009 Volume/Mix Currency Pricing Cost Saving/ Other 345 211 -518 -20 176 228 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. ($134) Conversion Cost $133 Warranty 41 SG&A/Other 41 Material 13

Restructuring Actions Leading to Higher Margins EBITDA as a Percent of Sales Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 East 0.058 0.07 0.024 0.003 0.013 0.079 0.076 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. EBITDA excludes restructuring expenses. $2,312 Revenue ($ mm) $2,333 $1,929 $1,521 $1,216 $1,190 $1,329 Since Q1 2008, Revenue down 43% while Margins up 31%

Free Cash Flow ($ in Millions) 1 - The changes in working capital relating to interest, taxes, and realignment are included in those respective categories See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q3 2009 EBITDA $ 101 $ 54 $ 211 Working Capital 1 89 93 94 Capital Spend (20) 52 (74) Interest & Taxes (20) 62 (86) Realignment (19) 22 (120) Other 14 13 (11) Free Cash Flow $ 145 $ 296 $ 14 Actual vs. 2008 Year-to-Date Memo:

Inventory Improvement Q4 2008 Q3 2009 Inventory 915 679 650 Inventory as % of Sales 60% 51 % Days Supply ~ 90 ~ 55 Quarter End Inventory Balance ($Millions) At 12/31/08 Exchange Actual Q4 2008 Q3 2009 $265 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes.

Equity Issuance Announced intent to issue 27 million shares - expected $150 million equity raise Issued 39 million shares (including Greenshoe) at $6.75 - resulting in $250 million equity raise Proceeds of equity offering Further strengthens Dana's balance sheet and reduces potential risk through debt reduction and improved global liquidity Supports additional restructuring Supports new investments in technology and growth in Asia Pacific Enables growth opportunities while reducing leverage

Net Debt ($ in Millions) September 30, 2009 Net debt improved $364 million in the third quarter Cash - U.S. $ 411 International 403 Total Cash $ 814 Term Loan Facility $ 1,021 Less OID (62) All other debt 37 Total Debt $ 996 Net Debt $ 182

Track Record of Improving Balance Sheet and Financial Flexibility 9/30/09 Actual Cash & Equiv. $ 814 $ 832 Total Debt 996 982 Net Debt $ 182 $ 150 Net Debt / LTM EBITDA 0.85x 0.70x Memo: Net Debt / 3rd Qtr Annualized EBITDA 0.37x Pro Forma Capital Structure Net Debt 12/31/08 A 474 9/30/09 A 182 9/30/09 PF 150 Note: Net Debt defined as Total Debt minus Total Cash & Equivalents. * Adjustment includes the exercise of the Greenshoe of 5.1 million shares on October 6 9/30/09 Pro Forma *

Strong Global Liquidity ($ in Millions) 9/30/09 Cash $ 814 $ 832 Less: Deposits Supporting Obligations (30) (30) Available Cash $ 784 $ 802 Additional Cash Availability from: Lines of Credit (U.S. and Europe) 136 150 Total Global Liquidity $ 920 $ 952 Pro Forma * * Adjustment includes the exercise of the Greenshoe of 5.1 million shares on October 6

Global Vehicle Production Dana Forecasts (Units in 000s) North America Light Vehicle 12,650 8,300 - 8,400 Medium Truck 157 95 - 100 Heavy Truck 196 114 - 117 Europe (including E. Europe) Light Vehicle 21,260 16,100 - 16,300 Medium/Heavy Truck 749 290 - 310 South America Light Vehicle 3,800 3,400 - 3,600 Medium/Heavy Truck 173 119 - 125 Asia Pacific Light Vehicle 28,700 26,000 - 28,000 Medium/Heavy Truck 1,355 1,092 - 1,200 Off-Highway - Global Agricultural Equipment Baseline -35% to -40% Construction Equipment Baseline -70% to -75% SOURCE: IHS Global Insight, CSM Worldwide, Dana Estimates, ACT 2009 2008 Outlook

Revenues by Customer (Year-to-date September 2009) Toyota Ford 0.202 Toyota 0.056 Paccar Inc 0.049 General Motors Corporation 0.046 Navistar International Corporation 0.041 Chrysler Group Llc 0.036 Daimler Ag 0.032 Deere & Company 0.029 Nissan 0.028 Hyundai 0.026 All Other 0.455 Ford GM Paccar Nissan Navistar Deere Chrysler Hyundai Daimler All Other

2009 2010 2011 2012 N.America -4 -2 15 -30.98 S.America 13.04 100.65 100.52 67.81 Asia 12.95 38.17 84.95 96.95 Europe 55.72 88.45 110.59 126.53 Total $M: (22) 282 233 382 $ 875 Total Note: Cumulative business wins/losses for start of production 2008 and later expressed as incremental to base year 2008. Through Sept 30, 2009. Based on Quoted volumes. Net New Business by Region ($ in Millions) Programs ending in North and South America, no replacement Portfolio pruning to reduce unprofitable programs

2009 Outlook Right-size Operations Improve Operations Plant Performance Pricing Improvement Align Operations to Volume Maintain Adequate Liquidity & EBITDA Global workforce reductions of more than 5,800 in 2009 * +35% workforce reduction since 2007 Conversion cost improvement of $150M - $200M $160M - $250M $400M - $500M EBITDA higher than 2008 Capital expenditures of less than $150M Positive Free Cash Flow Actions on track Actions on track, could be influenced by market factors Dependent upon market factors Key: Outlook Plan * Achieved reduction of over 6,000 employees in first half; as volume recovers, the variable workforce will increase.

Summary Focus remains on achieving our 2009 plan: Right-size operations Improve profits and operational performance Maintain adequate liquidity and profits Focus Dana on growing profitably

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the eight months ended September 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10- Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the nine months ended September 30, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first nine months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 36 and 37 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

29 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Three Months Ended September, 2009 and 2008 (In millions, except per share amounts) DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Three Months Ended September, 2009 and 2008 (In millions, except per share amounts) Three Months Ended September 30, 2009 2008 Net sales $ 1,329 $ 1,929 Costs and expenses Cost of sales 1,247 1,881 Selling, general and administrative expenses 73 87 Amortization of intangibles 18 18 Realignment charges, net 14 16 Impairment of goodwill 105 Impairment of intangible assets 3 Other income, net 10 2 Loss from continuing operations before interest, reorganization items and income taxes (13) (179) Interest expense 36 37 Reorganization items 1 Loss from continuing operations before income taxes (49) (217) Income tax benefit (expense) 9 (24) Equity in earnings of affiliates 2 (13) Loss from continuing operations (38) (254) Loss from discontinued operations (1) Net loss (38) (255) Less: Noncontrolling interests net income 1 Net loss attributable to the parent company (38) (256) Preferred stock dividend requirements 8 8 Net loss available to common stockholders $ (46) $ (264) Loss per share from continuing operations attributable to parent company stockholders: Basic $ (0.45) $ (2.64) Diluted $ (0.45) $ (2.64) Loss per share from discontinued operations attributable to parent company stockholders: Basic $ - $ (0.02) Diluted $ - $ (0.02) Net loss per share attributable to parent company stockholders: 29 Dana Limited p p y Basic $ (0.45) $ (2.66) Diluted $ (0.45) $ (2.66) Average common shares outstanding Basic 101 100 Diluted 101 100 L37788_34

30 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Nine Months Ended September 30, 2009 and 2008 (In millions, except per share amounts) DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Nine Months Ended September 30, 2009 and 2008 (In millions, except per share amounts) Dana Combined (1) Dana Prior Dana Eight Months One Month Nine Months Ended Ended Ended September 30 September 30 January 30, 30, 31, 2009 2008 2008 2008 Net sales $ 3 ,735 $ 6 ,574 $ 5 ,823 $ 7 51 Costs and expenses Cost of sales 3 ,598 6 ,274 5 ,572 7 02 Selling, general and administrative expenses 2 17 2 70 2 36 3 4 Amortization of intangibles 5 3 4 9 4 9 Realignment charges, net 9 3 7 3 6 1 1 2 Impairment of goodwill 1 80 1 80 Impairment of intangible assets 6 10 10 Other income, net 1 00 6 2 5 4 8 Income (loss) from continuing operations before interest, reorganization items and income taxes (132) (220) (231) 1 1 Interest expense 1 08 1 07 9 9 8 Reorganization items (2) 1 20 2 2 9 8 Fresh start accounting adjustments 1 ,009 1 ,009 Income (loss) from continuing operations before income taxes (238) 5 62 (352) 9 14 Income tax benefit (expense) 3 9 (255) (56) (199) Equity in earnings of affiliates (2) (8) (10) 2 Income (loss) from continuing operations (201) 2 99 (418) 7 17 Loss from discontinued operations (10) (4) (6) Net income (loss) (201) 2 89 (422) 7 11 Less: Noncontrolling interests net income (loss) (6) 8 6 2 Net income (loss) attributable to the parent company (195) 2 81 (428) 7 09 Preferred stock dividend requirements 2 4 21 21 Net income (loss) available to common stockholders $ (219) $ 2 60 $ (449) $ 7 09 Income (loss) per share from continuing operations attributable to parent company stockholders: Basic $ (2.17) $ (4.45) $ 4 .77 Diluted $ (2.17) $ (4.45) $ 4 .75 Loss per share from discontinued operations attributable to parent company stockholders: Basic $ - $ (0.04) $ (0.04) Diluted $ - $ (0.04) $ (0.04) Net income (loss) per share attributable to parent company stockholders: Basic $ (2.17) $ (4.49) $ 4 .73 Diluted $ (2.17) $ (4.49) $ 4 .71 30 Dana Limited Average common shares outstanding Basic 1 00 1 00 1 50 Diluted 1 00 1 00 1 50 (1) See "Non-GAAP Measures" in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008. L37788_35

31 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Balance Sheet (Unaudited) As of September, 2009 and December 31, 2008 (In millions) DANA HOLDING CORPORATION Consolidated Balance Sheet (Unaudited) As of September, 2009 and December 31, 2008 (In millions) September 30, December 31, Assets 2009 2008 Current assets Cash and cash equivalents $ 814 $ 777 Accounts receivable Trade, less allowance for doubtful accounts of $19 in 2009 and $23 in 2008 8 00 8 27 Other 1 58 1 70 Inventories Raw materials 3 09 3 94 Work in process and finished goods 3 70 5 21 Other current assets 75 58 Total current assets 2 ,526 2 ,747 Goodwill 1 13 1 08 Intangibles 5 08 5 69 Investments and other assets 2 42 2 07 Investments in affiliates 1 35 1 35 Property, plant and equipment, net 1 ,738 1 ,841 Total assets $ 5,262 $ 5,607 Liabilities and equity Current liabilities Notes payable, including current portion of long-term debt $ 3 0 $ 7 0 Accounts payable 6 43 8 24 Accrued payroll and employee benefits 1 22 1 20 Accrued realignment costs 3 0 6 5 Taxes on income 65 93 Other accrued liabilities 2 76 2 74 Total current liabilities 1 ,166 1 ,446 Long-term debt 9 66 1 ,181 Deferred employee benefits and other non-current liabilities 8 67 8 45 Commitments and contingencies Total liabilities 2 ,999 3 ,472 Parent company stockholders' equity Preferred stock, 50,000,000 shares authorized Series A, $0.01 par value, 2,500,000 issued and outsta 2 42 2 42 Series B, $0.01 par value, 5,400,000 issued and outsta 5 29 5 29 Common stock, $.01 par value, 450,000,000 authorized, 134,164,308 issued and outstanding 1 1 Additional paid-in capital 2 ,545 2 ,321 (925) (706) 31 Dana Limited Accumulated deficit Accumulated other comprehensive loss (228) (359) Total parent company stockholders' equity 2 ,164 2 ,028 Noncontrolling interests 9 9 1 07 Total equity 2 ,263 2 ,135 Total liabilities and equity $ 5 ,262 $ 5 ,607 L37788_36

32 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Cash Flows (Unaudited) For the Three Months Ended September 30, 2009 and 2008 (In millions) DANA HOLDING CORPORATION Consolidated Statement of Cash Flows (Unaudited) For the Three Months Ended September 30, 2009 and 2008 (In millions) Three Months Ended September 30, 2009 2008 Cash flows ? operating activities Net loss $ (38) $ (255) Depreciation 79 74 Amortization of intangibles 22 22 Amortization of deferred financing charges and original issue discount 9 6 Impairment of goodwill and other intangible assets 108 Deferred income taxes (5) (1) Loss on extinguishment of debt 5 Reorganization: Reorganization items net of cash payments (1) Payment of claims (1) (3) Change in working capital 84 (59) Other, net 9 27 Net cash flows provided by (used in) operating activities (1) 165 (82) Cash flows ? investing activities Purchases of property, plant and equipment (1) (20) (72) Proceeds from sale of businesses and assets 1 Other 4 Net cash flows used in investing activities (19) (68) Cash flows ? financing activities Net change in short-term debt (1) 14 Deferred financing payments (1) Proceeds from long-term debt 2 Repayment of long-term debt (115) (4) Proceeds from issuance of common stock 217 Dividends paid to preferred stockholders (7) Dividends paid to noncontrolling interests (3) (1) Other (1) 8 Net cash flows provided by financing activities 99 9 Net increase (decrease) in cash and cash equivalents 245 (141) Cash and cash equivalents ? beginning of period 553 1,191 Eff t f h t h h b l 16 (43) 32 Dana Limited Effect of exchange rate changes on cash balances Cash and cash equivalents ? end of period $ 814 $ 1,007 (1) Free cash flow of $145 in 2009 and ($151) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment. L37788_37

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Nine Months Ended September 30, 2009 and 2008
(In millions)

	Dana	Combined (1)	Dana	Prior Dana
	Nine Months Ended September 30,		Eight Months Ended September 30,	One Month Ended January 31,
	2009	2008	2008	2008
Cash flows – operating activities				
Net loss	$ (201)	$ 289	$ (422)	$ 711
Depreciation	231	217	194	23
Amortization of intangibles	64	60	60	
Amortization of inventory valuation		49	49	
Amortization of deferred financing charges and original issue discount	27	17	17	
Impairment of goodwill and other intangible assets	6	190	190	
Deferred income taxes	(31)	173	(18)	191
Gain on extinguishment of debt	(35)			
Reorganization:				
Reorganization items net of cash payments	(4)	55	(24)	79
Payment of claims (2)		(100)	(100)	
Payments to VEBAs (2)		(788)	(733)	(55)
Gain on settlement of liabilities subject to compromise		(27)		(27)
Fresh start adjustments		(1,009)		(1,009)
Pension contributions in excess of expense	(5)	(32)	(32)	
Change in working capital	49	(213)	(152)	(61)
Other, net	(13)	64	38	26
Net cash flows provided by (used in) operating activities (2)	88	(1,055)	(933)	(122)
Cash flows – investing activities				
Purchases of property, plant and equipment (2)	(74)	(164)	(148)	(16)
Proceeds from sale of businesses and assets	3	5		5
Change in restricted cash		93		93
Other		(5)		(5)
Net cash flows provided by (used in) investing activities	(71)	(71)	(148)	77
Cash flows – financing activities				
Net change in short-term debt	(36)	(92)	(74)	(18)
Advance received on corporate facility sale	11			
Proceeds from Exit Facility debt		1,430	80	1,350
Deferred financing payments	(1)	(42)	(2)	(40)
Proceeds from long-term debt	5			
Repayment of long-term debt	(197)	(11)	(11)	
Proceeds from issuance of common stock	217			
Dividends paid to preferred stockholders		(18)	(18)	
Dividends paid to noncontrolling interests	(5)	(6)	(6)	
Repayment of debtor-in-possession facility		(900)		(900)
Payment of DCC Medium Term Notes		(136)		(136)
Original issue discount payment		(114)		(114)
Issuance of Series A and Series B preferred stock		771		771
Other	(1)		1	(1)
Net cash flows provided by (used in) financing activities	(7)	882	(30)	912
Net increase (decrease) in cash and cash equivalents	10	(244)	(1,111)	867
Cash and cash equivalents – beginning of period	777	1,271	2,147	1,271
Effect of exchange rate changes on cash balances	27	(24)	(29)	5
Net change in cash of discontinued operations		4		4
Cash and cash equivalents – end of period	$ 814	$ 1,007	$ 1,007	$ 2,147

(1) See "Non-GAAP Measures" in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.

(2) Free cash flow of $14 in 2009 and ($331) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

33 © Dana Limited

34 (c) Dana Limited DANA HOLDING CORPORATION Segment Sales & EBITDA For the Three Months Ended September, 2009 and 2008 (In millions) DANA HOLDING CORPORATION Segment Sales and EBITDA For the Three Months Ended September, 2009 and 2008 (In millions) Three Months Ended September 30, SALES 2009 2008 Light Vehicle Driveline $ 5 47 $ 671 Sealing 140 175 Thermal 4 5 60 Structures 1 57 192 Commercial Vehicle 2 56 405 Off-Highway 1 84 424 Other 2 Total Sales $ 1,329 $ 1,929 EBITDA Light Vehicle Driveline $ 46 $ 20 Sealing 1 1 14 Thermal 3 (2) Structures 1 1 5 Commercial Vehicle 2 6 7 Off-Highway 11 17 Segment EBITDA 1 08 61 Shared services and administrative (5) (6) Other expense, net (2) (5) Foreign exchange not in segments (3) $ $ 34 Dana Limited EBITDA 101 47 L37788_39

35 (c) Dana Limited DANA HOLDING CORPORATION Segment Sales & EBITDA For the Nine Months Ended September 30, 2009 and 2008 (In millions) DANA HOLDING CORPORATION Segment Sales and EBITDA For the Nine Months Ended September 30, 2009 and 2008 (In millions) Dana Combined (1) Dana Prior Dana Eight Months One Month Nine Months Ended Ended Ended September 30, September 30, January 31, SALES 2009 2008 2008 2008 Light Vehicle Driveline $ 1,426 $ 2 ,376 $ 2 ,095 $ 281 Sealing 377 5 71 5 07 64 Thermal 126 2 17 1 89 28 Structures 403 7 17 6 27 90 Commercial Vehicle 763 1 ,251 1 ,121 130 Off-Highway 640 1,436 1,279 157 Other 6 5 1 Total Sales $ 3,735 $ 6,574 $ 5,823 $ 751 EBITDA Light Vehicle Driveline $ 79 $ 106 $ 96 $ 10 Sealing 11 5 6 5 0 6 Thermal 3 7 4 3 Structures 20 4 9 4 5 4 Commercial Vehicle 53 5 3 4 7 6 Off-Highway 27 1 06 9 2 14 Segment EBITDA 193 377 334 43 Shared services and administrative (15) (19) (16) (3) Other income (expense), net 30 (10) (8) (2) Foreign exchange not in segments 3 (3) (3) EBITDA $ 211 $ 345 $ 307 $ 38 35 Dana Limited (1) See "Non-GAAP Measures" in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008. L37788_40

36 (c) Dana Limited DANA HOLDING CORPORATION Segment EBITDA Reconciliation (Unaudited) Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes For the Three Months Ended September 30, 2009 and 2008 (In millions) DANA HOLDING CORPORATION Segment EBITDA Reconciliation (Unaudited) Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes Three Months Ended September 30 For the 30, 2009 and 2008 (In millions) Three Months Ended September 30, 2009 2008 Segment EBITDA $ 108 $ 61 Shared services and administrative (5) (6) Other expense, net (2) (5) Foreign exchange not in segments (3) EBITDA 101 47 Depreciation (79) (74) Amortization (22) (22) Realignment (14) (16) Impairment (108) Reorganization items, net (1) Loss on extinguishment of debt (5) Strategic transaction expenses (2) (4) Loss on sale of assets, net (1) (5) Stock compensation expense (3) (1) Foreign exchange on intercompany loans and market value adjustments on hedges 6 (7) Interest expense (36) (37) Interest income 6 11 Loss from continuing operations before income taxes $ (49) $ (217) 36 Dana Limited L37788_41

DANA HOLDING CORPORATION
Segment EBITDA Reconciliation (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes
For the Nine Months Ended September 30, 2009 and 2008
(In millions)

	Dana	Combined (1)	Dana	Prior Dana
	Nine Months Ended September 30,		Eight Months Ended September 30,	One Month Ended January 31,
	2009	2008	2008	2008
Segment EBITDA	$ 193	$ 377	$ 334	$ 43
Shared services and administrative	(15)	(19)	(16)	(3)
Other income (expense), net	30	(10)	(8)	(2)
Foreign exchange not in segments	3	(3)	(3)	
EBITDA	211	345	307	38
Depreciation	(231)	(217)	(194)	(23)
Amortization	(64)	(109)	(109)	
Realignment	(93)	(73)	(61)	(12)
DCC EBIT		(2)	(2)	
Impairment	(6)	(190)	(190)	
Reorganization items, net	2	(120)	(22)	(98)
Gain on extinguishment of debt	35			
Strategic transaction expenses	(4)	(7)	(7)	
Loss on sale of assets, net	(2)	(7)	(7)	
Stock compensation expense	(7)	(4)	(4)	
Foreign exchange on intercompany loans and market value adjustments on hedges	11	4		4
Interest expense	(108)	(107)	(99)	(8)
Interest income	18	40	36	4
Fresh start accounting adjustments		1,009		1,009
Income (loss) from continuing operations before income taxes	$ (238)	$ 562	$ (352)	$ 914

(1) See "Non-GAAP Measures" in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.

37 © Dana Limited